Employee Benefit Plans	3 Months Ended	12 Months Ended
	Mar. 28, 2014	Dec. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Employee Benefit Plans

11. Employee Benefit Plans

The Company provides retirement benefits through contributory and noncontributory qualified and non-qualified defined benefit pension plans covering eligible domestic and international employees as well as through defined contribution plans and other postretirement benefits.

Defined Benefit Pension Plans

Benefits under the Company’s qualified U.S. defined benefit pension plan generally are based on years of service multiplied by a specific fixed dollar amount, and benefits under the Company’s qualified non-U.S. defined benefit pension plans generally are based on years of service and a variety of other factors that can include a specific fixed dollar amount or a percentage of either current salary or average salary over a specific period of time. The amounts funded for any plan year for the qualified U.S. defined benefit pension plan are neither less than the minimum required under federal law nor more than the maximum amount deductible for federal income tax purposes. The Company’s non-qualified unfunded U.S. defined benefit pension plans include a plan that provides defined benefits to select senior management employees beyond those benefits provided by other programs. The Company’s non-qualified unfunded non-U.S. defined benefit pension plans include plans that provide retirement indemnities to employees within the Company’s Europe and Mediterranean and ROW segments. Pension obligations for the majority of non-qualified unfunded defined benefit pension plans are provided for by provisions in the consolidated balance sheets and are based on local practices and regulations of the respective countries. The Company makes cash contributions for the costs of the non-qualified unfunded defined benefit pension plans as the benefits are paid.

The components of net periodic benefit cost for pension benefits were as follows (in millions):

	Three Fiscal Months Ended
	March 28, 2014		March 29, 2013
	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans
Service cost	$0.5	$1.4	$0.5	$1.7
Interest cost	2.0	1.7	1.8	1.4
Expected return on plan assets	(2.7)	(0.8)	(2.3)	(0.5)
Amortization of prior service cost	—	0.3	2.1	0.2
Amortization of net loss	1.2	0.1	—	0.4

Net pension expense	$1.0	$2.7	$2.1	$3.2

The estimated net loss for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net pension expense over the next fiscal year is $5.2 million. The prior service cost to be amortized from accumulated other comprehensive income into net pension expense over the next fiscal year is immaterial.

Defined benefit pension plan cash contributions for the three fiscal months ended March 28, 2014 and March 29, 2013 were $3.3 million and $2.4 million, respectively.

12. Employee Benefit Plans

General Cable provides retirement benefits through contributory and noncontributory qualified and non-qualified defined benefit pension plans covering eligible domestic and international employees as well as through defined contribution plans and other postretirement benefits.

Defined Benefit Pension Plans

The changes in the benefit obligation and plan assets, the funded status of the plans and the amounts recognized in the Consolidated Balance Sheets are as follows (in millions):

	U.S. Plans		Non-U.S. Plans
	Dec 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Changes in Benefit Obligation:
Beginning benefit obligation	$180.4	$167.2	$158.5	$114.2
Impact of foreign currency exchange rate change	—	—	(8.9)	—
Acquisitions	—	—	—	19.1
Service cost	1.9	1.8	6.5	4.3
Interest cost	7.2	7.7	5.9	6.1
Settlement (gain) loss	—	—	(3.7)	(2.5)
Benefits paid	(10.1)	(9.9)	(5.0)	(4.1)
Employee contributions	—	—	0.6	0.2
Amendments / Change in assumptions	(0.1)	0.1	(2.3)	4.0
Actuarial (gain) loss	(9.4)	13.5	(8.7)	17.2

Ending benefit obligation	$169.9	$180.4	$142.9	$158.5

Changes in Plan Assets:
Beginning fair value of plan assets	$129.1	$126.6	$46.1	$40.1
Impact of foreign currency exchange rate change	—	—	(3.4)	0.5
Acquisitions	—	—	—	16.9
Employee contributions	—	—	0.6	—
Actual return on plan assets	23.4	11.9	6.3	2.5
Company contributions	0.5	0.5	10.7	8.0
Settlements	—	—	(3.7)	(17.8)
Benefits paid	(10.1)	(9.9)	(5.0)	(4.1)

Ending fair value of plan assets	$142.9	$129.1	$51.6	$46.1

Funded status at end of year	$(27.0)	$(51.3)	$(91.3)	$(112.4)

Amounts Recognized in Consolidated Balance Sheets:
Other Assets	$—	$—	$6.3	$0.2

Accrued liabilities	$(0.4)	$(0.4)	$(5.2)	$(5.7)

Other liabilities	$(26.6)	$(50.9)	$(92.4)	$(106.9)

Recognized in Accumulated Other Comprehensive Income:
Net actuarial loss	$55.4	$87.6	$17.1	$31.2
Prior service cost	0.4	0.4	5.7	8.9
Transition obligation	—	—	0.3	0.5

	$55.8	$88.0	$23.1	$40.6

The accumulated benefit obligation for US defined benefit retirement pension plans was $169.4 million and $179.4 million for 2013 and 2012, respectively. The accumulated benefit obligation for Non-US defined benefit retirement pension plans was $104.5 million and $136.1 million for 2013 and 2012, respectively. Pension plans with accumulated benefit obligations in excess of plan assets consist of the following (in millions):

	U.S. Plans		Non-U.S. Plans
	Dec 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Projected benefit obligation	$169.9	$180.4	$115.4	$149.7
Accumulated benefit obligation	169.4	179.4	104.5	136.1
Fair value of the plan assets	142.9	129.0	49.6	44.2

Pension expense included the following components (in millions):

	U.S. Plans Year ended			Non-U.S. Plans Year ended
	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011
Pension expense:
Service cost	$1.9	$1.8	$1.4	$6.5	$4.3	$3.1
Interest cost	7.2	7.7	8.1	5.9	6.1	5.7
Expected return on plan assets	(9.4)	(9.1)	(10.6)	(2.7)	(2.0)	(2.4)
Amortization of prior service cost	0.1	0.1	0.1	1.2	1.4	0.3
Amortization of net loss	8.5	8.3	5.1	1.2	1.2	1.2
Amortization of transition obligation	—	—	—	0.1	0.2	0.2
Curtailment (gain) loss	—	—	—	—	—	—
Settlement (gain) loss	—	—	—	0.1	0.1	0.3

Net pension expense	$8.3	$8.8	$4.1	$12.3	$11.3	$8.4

The estimated net loss for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net pension expense over the next fiscal year is $5.2 million. The prior service cost to be amortized from accumulated other comprehensive income into net pension expense over the next fiscal year is $1.2 million.

General Cable evaluates its actuarial assumptions at least annually, and adjusts them as necessary. The Company uses a measurement date of December 31 for all of its defined benefit pension plans. The weighted average assumptions used in determining benefit obligations were:

	U.S. Plans		Non-U.S. Plans
	Dec 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Discount rate	4.85%	4.10%	4.36%	4.20%
Expected rate of increase in future compensation levels	2.00%	2.00%	3.85%	4.10%

The weighted average assumptions used to determine net pension expense were:

	U.S. Plans			Non-U.S. Plans
	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011
Discount rate	4.12%	4.70%	5.40%	4.26%	5.10%	5.60%
Expected rate of increase in future compensation levels	2.00%	2.00%	2.00%	3.94%	6.10%	4.30%
Long-term expected rate of return on plan assets	7.50%	7.50%	8.50%	6.09%	4.50%	7.20%

Pension expense for the defined benefit pension plans sponsored by General Cable is determined based principally upon certain actuarial assumptions, including the discount rate and the expected long-term rate of return on assets. The discount rates for the U.S. defined benefit pension plans were determined based on a review of long-term bonds that receive one of the two highest ratings given by a recognized rating agency which are expected to be available during the period to maturity of the projected pension benefit obligations and based on information received from actuaries. Non-U.S. defined benefit pension plans followed a similar evaluation process based on financial markets in those countries where General Cable provides a defined benefit pension plan.

The weighted-average long-term expected rate of return on assets is based on input from actuaries, including their review of historical 10-year, 20-year, and 25-year rates of inflation and real rates of return on various broad equity and bond indices in conjunction with the diversification of the asset portfolio. The Company’s overall investment strategy is to diversify its investments for the qualified U.S. defined benefit pension plan based on an asset allocation assumption of 65% allocated to equity investments, with an expected real rate of return of 8%, and 35% to fixed-income investments, with an expected real rate of return of 2%, and an assumed long-term rate of inflation of 3%. Equity investments primarily include investments in large-cap and mid-cap companies primarily located in the United States. The actual asset allocations were 54% of equity investments and 46% of fixed-income investments at December 31, 2013 and 66% of equity investments and 34% of fixed-income investments at December 31, 2012.

Approximately 41% and 31% of plan assets were concentrated in two mutual funds as of December 31, 2013 and 2012, respectively. The expected long-term rate of return on assets for qualified non-U.S. defined benefit plans is based on a weighted-average asset allocation assumption of 57% allocated to equity investments, 40% to fixed-income investments and 3% to other investments. The actual weighted-average asset allocations were 63% of equity investments, 37% of fixed-income investments and 0% of other investments at December 31, 2013 and 58% of equity investments, 40% of fixed-income investments and 3% of other investments at December 31, 2012. Management believes that long-term asset allocations on average and by location will approximate the Company’s assumptions and that the long-term rate of return used by each country that is included in the weighted-average long-term expected rate of return on assets is a reasonable assumption.

The Company determined the fair market values of the pension plan assets based on the fair value hierarchy established in ASC 820—Fair Value Measurement. The standard describes three levels of inputs that may be used to measure fair values which are provided in Note 2—Summary of Significant Accounting Policies. The fair values of pension plan assets are primarily traded in active markets. For those that are not traded in active markets, the fair value is determined using quantitative models that require the use of multiple market inputs including interest rates, prices and indices to generate pricing and volatility factors, which are used to value the asset. The predominance of market inputs are actively quoted and can be validated through external sources, including brokers, market transactions and third-party pricing services. Estimation risk is greater for pension assets where observable market inputs are less readily available or are unobservable. The fair values of pension assets include adjustments for market liquidity, counterparty credit quality. The fair value of the Company’s pension plan assets at December 31, 2013 by asset category are as follows (in millions):

Asset Category	Total	Quoted prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities	$76.7	$76.6	$0.1	$—
Mutual Funds	89.5	58.9	30.6	—
Short Term Investments	2.3	—	2.3	—
Equitable Contract	1.2	—	1.2	—
Fixed Income	20.8	—	20.8	—
Coal Lease (1)	4.0	—	—	4.0

Total	$194.5	$135.5	$55.0	$4.0

The fair value of the Company’s pension plan assets at December 31, 2012 by asset category are as follows (in millions):

Asset Category	Total	Quoted prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities	$77.3	$77.2	$0.1	$—
Mutual Funds	54.7	37.9	16.8	—
Short Term Investments	2.1	—	2.1	—
Equitable Contract	1.3	—	1.3	—
Fixed Income	11.5	—	11.5	—
Coal Lease (1)	4.2	—	—	4.2

Total	$151.1	$115.1	$31.8	$4.2

(1)	The Company’s interest represents approximately 26% of the lease which is currently between American Premier Underwriters (APU), the Lessor and CONSOL Energy (CONSOL), the Lessee. The lease pertains to real property mined by CONSOL located in Pennsylvania.

The following table represents details of the fair value measurements using significant unobservable inputs (Level 3):

Coal Lease
Beginning balance at January 1, 2012	$4.4
Change in fair value of plan assets	(0.2)
Purchases, sales, transfers, and settlements	—

Ending balance December 31, 2012	$4.2
Change in fair value of plan assets	(0.2)
Purchases, sales, transfers, and settlements	—

Ending balance at December 31, 2013	$4.0

The determination of pension expense for the qualified defined benefit pension plans is based on the fair market value of assets as of the measurement date. Investment gains and losses are recognized in the measurement of assets immediately. Such gains and losses will be amortized and recognized as part of the annual benefit cost to the extent that unrecognized net gains and losses from all sources exceed 10% of the greater of the projected benefit obligation or the market value of assets.

General Cable’s expense under both U.S. and non-U.S. defined benefit pension plans is determined using the discount rate as of the beginning of the fiscal year, so 2014 expense for the pension plans will be based on the weighted-average discount rate of 4.9% for U.S. defined benefit pension plans and 4.4% for non-U.S. defined benefit pension plans.

The Company expects to contribute, at a minimum, $13.2 million to its defined benefit pension plans for 2014. The estimated future benefit payments expected to be paid for the Company’s defined benefit pension plans are $17.5 million in 2014, $17.6 million in 2015, $17.5 million in 2016, $18.1 million in 2017, $17.8 million in 2018 and $97.6 million from 2019 through 2023.

In the second quarter of 2012, the Company recorded a pre-tax non-cash settlement loss of $6.1 million for the termination of a legacy pension plan in the United Kingdom stemming from the 1999 acquisition of BICC.

Postretirement Benefits Other Than Pensions

General Cable has postretirement benefit plans that provide medical and life insurance for certain retirees and eligible dependents. General Cable funds the plans as claims or insurance premiums are incurred. The changes in accrued postretirement benefits were as follows (in millions):

	Dec 31, 2013	Dec 31, 2012
Changes in Benefit Obligation:
Beginning benefit obligation	$6.3	$7.1
Service cost	0.1	0.1
Interest cost	0.2	0.2
Actuarial loss	(1.1)	(0.4)
Benefits paid	(0.6)	(0.8)
Foreign currency impact	0.1	0.1

Ending benefit obligation	$5.0	$6.3

Funded status at end of year	$(5.0)	$(6.3)

Amounts Recognized in Consolidated Balance Sheets:
Accrued liabilities	$(0.6)	$(0.9)

Other liabilities	$(4.4)	$(5.4)

Recognized in Accumulated Other Comprehensive Income:
Net actuarial loss	$(0.3)	$0.6
Prior service cost	(0.2)	(0.2)

	$(0.5)	$0.4

Net postretirement benefit expense included the following components (in millions):

	Year ended
	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011
Postretirement benefit expense:
Service cost	$0.1	$0.1	$0.1
Interest cost	0.2	0.2	0.3
Amortization of prior service cost	—	—	(0.1)
Amortization of net loss	0.1	—	0.1

Net postretirement benefit expense	$0.4	$0.3	$0.4

The estimated net (gain) loss and prior service cost for the postretirement benefit plans that will be amortized from accumulated other comprehensive income into net postretirement benefit expense over the next fiscal year will be immaterial in the coming year.

The discount rate used in determining the accumulated postretirement benefit obligation was 2.95% for the year ended December 31, 2013, 3.00% for the year ended December 31, 2012 and 3.50% for the year ended December 31, 2011. The discount rate used in determining the net postretirement benefit expense was 3.70% for the year ended December 31, 2013, 3.5% for the year ended December 31, 2012 and 4.25% for the year ended December 31, 2011. The assumed health-care cost trend rate used in measuring the accumulated postretirement benefit obligation in 2013 was 8.00% decreasing gradually to 4.50% in year 2019 and thereafter, in 2012 was 8.00%, decreasing gradually to 4.50% in year 2019 and thereafter and in 2011 was 8.50% decreasing gradually to 4.50% in year 2019 and thereafter. Increasing the assumed health-care cost trend rate by 1% would result in an increase in the accumulated postretirement benefit obligation of $0.2 million for 2013. The effect of this change would increase net postretirement benefit expense by less than $0.1 million. Decreasing the assumed health-care cost trend rate by 1% would result in a decrease in the accumulated postretirement benefit obligation of $0.2 million for 2013. The effect of this change would decrease net postretirement benefit expense by less than $0.1 million.

The estimated future benefit payments expected to be paid for the Company’s postretirement benefits other than pensions are $0.7 million in 2014, $0.6 million in 2015, $0.6 million in 2016, $0.6 million in 2017, $0.5 million in 2018 and $2.0 million and thereafter.

Defined Contribution Plans

Expense under both U.S. and non-U.S. defined contribution plans generally equals up to six percent of each eligible employee’s covered compensation based on the location and status of the employee. The net defined contribution plan expense recognized was $12.0 million, $10.0 million and $9.3 million, respectively, for the years ended December 31, 2013, 2012 and 2011.